Schedule 1.1 Navion Subsidiaries
to the Share Sale and Purchase Agreement
between Statoil ASA and Statpet AS
and Norsk Teekay AS
dated 15 December 2002

The expression Navion Subsidiaries shall for the purposes of the Agreement mean the following:

On Signing Date:

The company names appearing as owned directly or indirectly by Navion as at the Signing Date:

Navion Shipping Holding AS
Navion Shipping AS
Navion Shipping Operations AS
Navion Chartering AS (50%)
Navion Maritime AS
Rasmussen Navion KS
Rasmussen Navion AS
Navion Technology AS
Navion Offshore Loading AS
Navion Caspian Region AS
Caspian Transportation Holding (Cyprus) Ltd.
Navion Inc.

On Closing:

The company names appearing as owned directly or indirectly by Navion as at Closing

Navion Shipping Holding AS
Navion Shipping AS
Navion Shipping Operations AS
Navion Chartering AS (50%)
Navion Technology AS
Navion Offshore Loading AS
Navion Caspian Region AS
Caspian Transportation Holding (Cyprus) Ltd.
Navion Inc.

As part of the Navion Reorganisation one or more Group Members may become a member of the Statoil Group during the period between the Signing Date and the date of Closing, from which point in time such company shall no longer be considered as a Navion Subsidiary.